EX-99.906CERT

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2011 of the Alpine Income Trust, (the “Company”).

I, Samuel A. Lieber, Chief Executive Officer of the Company, certify that:

1.         This Form N-CSR filing for the Alpine Income Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:        /s/ Samuel A. Lieber

Samuel A. Lieber

Chief Executive Officer (Principal Executive Officer)

Date: January 9, 2012

EX-99.906CERT

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2011 of the Alpine Income Trust, (the “Company”).

I, Ronald G. Palmer, Jr., Chief Financial Officer of the Company, certify that:

1.         This Form N-CSR filing for the Alpine Income Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:       /s/ Ronald G. Palmer, Jr.

Ronald G. Palmer, Jr.

Chief Financial Officer (Principal Financial Officer)

Date: January 9, 2012